Exhibit 99.1

Contact:	Dan Cravens 480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS REPORTS RECORD JUNE LOAD FACTOR
TEMPE, Ariz. July 6, 2010 — US Airways Group, Inc. (NYSE: LCC) today announced June, second quarter and year-to-date 2010 traffic results. Mainline revenue passenger miles (RPMs) for the month were 5.6 billion, up 2.9 percent versus June 2009. Mainline capacity was 6.4 billion available seat miles (ASMs), up 2.8 percent versus June 2009. Mainline passenger load factor was a record 86.9 percent for the month of June, up 0.1 points versus June 2009.
US Airways President Scott Kirby said, “Our June consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately 22 percent versus the same period last year while total revenue per available seat mile increased approximately 23 percent on a year-over-year basis. We are also running a great airline, delivering on-time and baggage reliability that leads our peers and is the best since our merger. We couldn’t be more proud of our 31,000 employees for doing such a tremendous job of taking care of our customers.”
For the month, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 83.4 percent with a completion factor of 99.3 percent, up 5.4 points and 0.4 points respectively from June 2009.
The following summarizes US Airways Group’s traffic results for the month, quarter, and year-to-date ended June 30, 2010 and 2009, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
JUNE

	2010	2009	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,976,546	4,013,969	(0.9)
Atlantic	1,172,871	1,078,380	8.8
Latin	442,212	341,063	29.7

Total Mainline Revenue Passenger Miles	5,591,629	5,433,412	2.9

Mainline Available Seat Miles (000)
Domestic	4,563,555	4,556,257	0.2
Atlantic	1,327,948	1,301,783	2.0
Latin	540,006	401,324	34.6

Total Mainline Available Seat Miles	6,431,509	6,259,364	2.8

Mainline Load Factor (%)
Domestic	87.1	88.1	(1.0	) pts
Atlantic	88.3	82.8	5.5	pts
Latin	81.9	85.0	(3.1	) pts

Total Mainline Load Factor	86.9	86.8	0.1	pts

Mainline Enplanements
Domestic	3,965,161	3,946,511	0.5
Atlantic	284,776	277,193	2.7
Latin	340,188	285,148	19.3

Total Mainline Enplanements	4,590,125	4,508,852	1.8
QUARTER TO DATE

	2010	2009	% Change

Mainline Revenue Passenger Miles (000)
Domestic	11,328,450	11,769,464	(3.7)
Atlantic	2,854,817	2,615,331	9.2
Latin	1,347,021	1,140,800	18.1

Total Mainline Revenue Passenger Miles	15,530,288	15,525,595	—

Mainline Available Seat Miles (000)
Domestic	13,339,558	13,596,932	(1.9)
Atlantic	3,367,068	3,257,131	3.4
Latin	1,733,632	1,455,979	19.1

Total Mainline Available Seat Miles	18,440,258	18,310,042	0.7

Mainline Load Factor (%)
Domestic	84.9	86.6	(1.7	) pts
Atlantic	84.8	80.3	4.5	pts
Latin	77.7	78.4	(0.7	) pts

Total Mainline Load Factor	84.2	84.8	(0.6	) pts

Mainline Enplanements
Domestic	11,647,717	11,837,748	(1.6)
Atlantic	700,593	672,727	4.1
Latin	1,032,683	929,877	11.1

Total Mainline Enplanements	13,380,993	13,440,352	(0.4)
YEAR TO DATE

	2010	2009	% Change

Mainline Revenue Passenger Miles (000)
Domestic	21,426,174	22,341,393	(4.1)
Atlantic	4,317,236	3,986,349	8.3
Latin	2,840,094	2,506,470	13.3

Total Mainline Revenue Passenger Miles	28,583,504	28,834,212	(0.9)

Mainline Available Seat Miles (000)
Domestic	25,817,349	26,689,655	(3.3)
Atlantic	5,488,584	5,337,068	2.8
Latin	3,712,903	3,262,432	13.8

Total Mainline Available Seat Miles	35,018,836	35,289,155	(0.8)

Mainline Load Factor (%)
Domestic	83.0	83.7	(0.7	) pts
Atlantic	78.7	74.7	4.0	pts
Latin	76.5	76.8	(0.3	) pts

Total Mainline Load Factor	81.6	81.7	(0.1	) pts

Mainline Enplanements
Domestic	22,184,773	22,814,307	(2.8)
Atlantic	1,061,636	1,027,096	3.4
Latin	2,119,803	2,008,220	5.6

Total Mainline Enplanements	25,366,212	25,849,623	(1.9)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
JUNE

	2010	2009	% Change

Express Revenue Passenger Miles (000)
Domestic	200,832	195,886	2.5

Express Available Seat Miles (000)
Domestic	269,925	268,797	0.4

Express Load Factor (%)
Domestic	74.4	72.9	1.5	pts

Express Enplanements
Domestic	715,564	716,544	(0.1)
QUARTER TO DATE

	2010	2009	% Change

Express Revenue Passenger Miles (000)
Domestic	566,320	556,889	1.7

Express Available Seat Miles (000)
Domestic	779,260	792,963	(1.7)

Express Load Factor (%)
Domestic	72.7	70.2	2.5	pts

Express Enplanements
Domestic	2,086,054	2,047,523	1.9
YEAR TO DATE

	2010	2009	% Change

Express Revenue Passenger Miles (000)
Domestic	1,022,820	1,027,244	(0.4)

Express Available Seat Miles (000)
Domestic	1,487,007	1,554,384	(4.3)

Express Load Factor (%)
Domestic	68.8	66.1	2.7	pts

Express Enplanements
Domestic	3,756,668	3,801,409	(1.2)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
JUNE

	2010	2009	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	4,177,378	4,209,855	(0.8)
Atlantic	1,172,871	1,078,380	8.8
Latin	442,212	341,063	29.7

Total Consolidated Revenue Passenger Miles	5,792,461	5,629,298	2.9

Consolidated Available Seat Miles (000)
Domestic	4,833,480	4,825,054	0.2
Atlantic	1,327,948	1,301,783	2.0
Latin	540,006	401,324	34.6

Total Consolidated Available Seat Miles	6,701,434	6,528,161	2.7

Consolidated Load Factor (%)
Domestic	86.4	87.2	(0.8	) pts
Atlantic	88.3	82.8	5.5	pts
Latin	81.9	85.0	(3.1	) pts

Total Consolidated Load Factor	86.4	86.2	0.2	pts

Consolidated Enplanements
Domestic	4,680,725	4,663,055	0.4
Atlantic	284,776	277,193	2.7
Latin	340,188	285,148	19.3

Total Consolidated Enplanements	5,305,689	5,225,396	1.5
QUARTER TO DATE

	2010	2009	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	11,894,770	12,326,353	(3.5)
Atlantic	2,854,817	2,615,331	9.2
Latin	1,347,021	1,140,800	18.1

Total Consolidated Revenue Passenger Miles	16,096,608	16,082,484	0.1

Consolidated Available Seat Miles (000)
Domestic	14,118,818	14,389,895	(1.9)
Atlantic	3,367,068	3,257,131	3.4
Latin	1,733,632	1,455,979	19.1

Total Consolidated Available Seat Miles	19,219,518	19,103,005	0.6

Consolidated Load Factor (%)
Domestic	84.2	85.7	(1.5	) pts
Atlantic	84.8	80.3	4.5	pts
Latin	77.7	78.4	(0.7	) pts

Total Consolidated Load Factor	83.8	84.2	(0.4	) pts

Consolidated Enplanements
Domestic	13,733,771	13,885,271	(1.1)
Atlantic	700,593	672,727	4.1
Latin	1,032,683	929,877	11.1

Total Consolidated Enplanements	15,467,047	15,487,875	(0.1)
YEAR TO DATE

	2010	2009	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	22,448,994	23,368,637	(3.9)
Atlantic	4,317,236	3,986,349	8.3
Latin	2,840,094	2,506,470	13.3

Total Consolidated Revenue Passenger Miles	29,606,324	29,861,456	(0.9)

Consolidated Available Seat Miles (000)
Domestic	27,304,356	28,244,039	(3.3)
Atlantic	5,488,584	5,337,068	2.8
Latin	3,712,903	3,262,432	13.8

Total Consolidated Available Seat Miles	36,505,843	36,843,539	(0.9)

Consolidated Load Factor (%)
Domestic	82.2	82.7	(0.5	) pts
Atlantic	78.7	74.7	4.0	pts
Latin	76.5	76.8	(0.3	) pts

Total Consolidated Load Factor	81.1	81.0	0.1	pts

Consolidated Enplanements
Domestic	25,941,441	26,615,716	(2.5)
Atlantic	1,061,636	1,027,096	3.4
Latin	2,119,803	2,008,220	5.6

Total Consolidated Enplanements	29,122,880	29,651,032	(1.8)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of June:
•	Announced a major expansion of its bilateral codeshare agreement with Star Alliance partner Spanair. By way of Spanair’s Madrid and Barcelona hubs, US Airways customers now have seamless access to destinations within Spain, the Canary Islands, continental Europe, and Africa.
•	Began daily year-round service to Los Cabos and Puerto Vallarta, Mexico, and resumed daily nonstop service to Baton Rouge, La. from its largest hub in Charlotte, N.C.
•	Launched daily year-round service to Halifax, Nova Scotia and daily seasonal service to Anchorage, Alaska from its hub at Philadelphia International Airport.
About US Airways
US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 31,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers more than 19,700 daily flights to 1,077 airports in 175 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. And for the eleventh consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration for its Charlotte hub line maintenance facility. For more company information, visit usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained or referred to herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; the Company’s high level of fixed obligations and its ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in the Company’s financing arrangements; provisions in the Company’s credit card processing and other commercial agreements that may affect its liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the Company’s inability to maintain labor costs at competitive levels; the Company’s reliance on third party regional operators or third party service providers; the Company’s reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes to the Company’s business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or the Company’s ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; changes in government legislation and regulation; the Company’s ability to operate and grow its route network; the impact of environmental laws and regulations; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the

Company’s hub airports; the impact of any accident involving the Company’s aircraft or the aircraft of its regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the impact of weather conditions and seasonality of airline travel; the cyclical nature of the airline industry; the impact of possible future increases in insurance costs and disruptions to insurance markets; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company’s ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in the Company’s reports to and filings with the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended March 31, 2010 and in the Company’s other filings with the SEC, which are available at www.usairways.com.
-LCC-